Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of June 2, 2006, among Phase III Medical, Inc., a Delaware corporation (the "Company"), and the several purchasers signatory hereto (each such purchaser is a "Purchaser" and collectively, the "Purchasers").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the "Purchase Agreement").

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meaning given such terms in the Purchase Agreement.

The Company and each Purchaser hereby agrees as follows:

                                    ARTICLE I

                             REGISTRATION STATEMENT

         1.1 Filing of Registration Statement. (a) The Company will prepare and file (which may include the preparation and filing of one or more pre-effective amendments to any registration statements that relates to the Company's securities, which may be currently on file or may be subsequently filed with the Commission), at its own expense, a registration statement on Form S-1 or other appropriate form under the Securities Act (the "Registration Statement") with the Commission no later than June 30, 2006, sufficient to permit the non-underwritten public offering and resale of the Shares and the Warrant Shares (subject to adjustment as set forth in the Warrants) (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market if the Company's Common Stock is quoted thereon.

         (b) Piggyback Registrations Rights. If, at any time for so long as the Company is required to maintain the effectiveness of a Registration Statement pursuant to Section 1.2(b) of this Agreement, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall provide to the holder of the Registrable Securities the opportunity to have such Registrable Securities included in such Registration Statement; provided, that the Company shall only be required to provide such opportunity to holders of Registrable Securities until the earlier of (i) two years from the date of this Agreement; (ii) the date such Registrable Securities have been sold pursuant to a Registration Statement, (ii) the date such Registrable Securities have otherwise been transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (iii) the date such Registrable Securities may be sold without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company.

         1.2  Effectiveness of Registration Statement.

         (a) The Company will use its reasonable best efforts to cause such Registration Statement to become effective within 150 days of the Initial Closing date. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify each Purchaser of the date of effectiveness of the Registration Statement within two business days of such event.

         (b) The Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, or (iv) two years from the effective date of the Registration Statement (collectively, the "Effectiveness Period").

         (c) In the event that (i) the Registration Statement is not declared effective by the Commission within 150 days of the Initial Closing date, or (ii) such Registration Statement is not maintained as effective by the Company for the Effectiveness Period except an Allowed Delay under 3.1(b), below (each a "Registration Default") then, for each month in the event of late effectiveness (in case of clause (i) above) or lapsed effectiveness (in the case of clause
(ii) above), the Company will pay an amount equal to 1% of the aggregate Purchase Price as partial compensation for such failure and not as a penalty. Such amount shall be payable in cash to each Purchaser pro-rata based upon the percentage of the aggregate Purchase Price paid by each Purchaser.

         1.3 Fees. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Purchasers shall bear any reasonable cost of underwriting and/or brokerage discounts, fees, and commissions, if any, applicable to the Registrable Securities being registered and sold by an underwriter for a Purchaser and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Purchaser reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process and the Company shall in no event be required to qualify in greater than five states. The Company at its expense will supply the Purchasers with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested.


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


                                   ARTICLE II

[Intentionally Omitted]

                                   ARTICLE III

                               FURTHER AGREEMENTS

         3.1 In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Purchaser advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

         (a) Not less than five (5) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to DC a draft of the Registration Statement.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

         (c) Notify each Purchaser as promptly as reasonably possible: (i)(A) upon request by a Purchaser, when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, for not more than 30 consecutive business days (or a total of not more than 120 calendar days in any 12-month period), the Company may delay the disclosure of material non-public information concerning the Company the public disclosure of which at the time is not, in the good faith opinion of the Company in the best interests of the Company and which may, based on the written advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); provided, further, that the Company shall promptly
         (a) notify each Purchaser in writing of the existence of (but in no event, without the prior written consent of such Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (b) advise each Investor in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

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

         (d) use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Purchaser (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

         (e) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by a Purchaser, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within a reasonable period of time to any comments received from NASD in connection therewith.

         (f) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

         (g) The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq Capital Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, the Over The Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to attempt to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

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

         (h) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as any Purchaser owns any Registrable Securities; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Purchaser may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
         (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Purchaser of Registrable Securities, the Company will deliver to such Purchaser a written statement as to whether it has complied with such requirements.



                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

         (a) To the extent a Purchaser includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless the Purchaser, its directors and officers, and each Person, if any, who controls the Purchaser within the meaning of the Securities Act, from and against, and will reimburse the Purchaser, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost, and expense to which the Purchaser or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Purchaser or any such controlling Person in writing specifically for use in the preparation thereof.

         (b) To the extent a Purchaser includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, Purchaser will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost, or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the preparation thereof.

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

         (c) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability, or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

         (d) The Purchasers will cooperate with the Company in connection with this Agreement, including timely supplying all information and executing and returning the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit A, and any other documents requested by the Company that are required to enable the Company to perform its obligations to register the Shares and the Warrant Shares.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the holders of a majority of the then outstanding Registrable Securities.

         5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

         5.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

         5.4 Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

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

         5.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

         5.6 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

         5.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         5.8 Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.9 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                              ********************

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




     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    PHASE III MEDICAL, INC.

                                    By:
                                       -------------------------------



                                    Name:
                                    Title:



                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]


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



          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]




Name of
Purchaser:_____________________________________________________________________

Signature of Authorized Signatory of
Purchaser:_____________________________________________________________________

Name of Authorized
Signatory:_____________________________________________________________________

Title of Authorized
Signatory:_____________________________________________________________________

Email Address of
Purchaser:_____________________________________________________________________

Facsimile Number of
Purchaser:_____________________________________________________________________


Address for Notice of Purchaser:_______________________________________________



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



                                                                         Annex A

                             PHASE III MEDICAL, INC.

                 Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the "Common Stock"), of Phase III Medical, Inc., a Delaware corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on an appropriate form for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of May , 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, Purchasers and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:




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




                                  QUESTIONNAIRE

1. Name.

         (a)      Full Legal Name of Selling Securityholder


--------------------------------------------------------------------------------

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


--------------------------------------------------------------------------------

         (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


--------------------------------------------------------------------------------

2. Address for Notices to Selling Securityholder:

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Telephone: ____________________________________________________________________

Fax: __________________________________________________________________________

Contact Person: _______________________________________________________________

3. Beneficial Ownership of Registrable Securities:

         (a) Type and Principal Amount of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):


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


4. Broker-Dealer Status:

         (a)      Are you a broker-dealer?


                                     Yes   No

         (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.


                                     Yes   No

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (c)      Are you an affiliate of a broker-dealer?


                                     Yes   No

         d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to ( be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?


                                     Yes   No

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder. Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.


         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


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

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:
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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:                           Beneficial
                                 Owner Name: _____________________________

                                 By:     _________________________________

                                 Name: ___________________________________

                                 Title: __________________________________



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


PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Catherine M. Vaczy
Executive Vice President and General Counsel
Phase III Medical, Inc.
330 South Service Road
Suite 120
Melville, New York  11747
631.574.4956

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